UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 7, 2020 (May 6, 2020)

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2020, Laureate Education, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter ended March 31, 2020. A copy of the earnings release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2020, given the uncertainty that exists as to the extent and duration of the COVID-19 pandemic and as part of measures being taken to reduce expenses and preserve liquidity, the Company’s executive leadership team agreed to temporarily reduce their base salaries. The Compensation Committee of the Company’s Board of Directors approved the voluntary temporary base salary reductions on May 6, 2020 for a 90-day period, with such reductions for the Company’s named executive officers (“NEOs”) beginning on May 16, 2020. Eilif Serck-Hanssen, the Company’s President and Chief Executive Officer, has agreed to a 20% temporary reduction in base salary. Each of the Company’s other current NEOs has agreed to a 15% temporary reduction in base salary. These voluntary salary reductions will not modify other rights under any agreements or employee benefits that are determined by reference to base salary and will not give rise to any “good reason” resignation rights under the NEOs’ applicable arrangements with the Company.

In addition, on May 6, 2020, the Company’s Board of Directors approved a voluntary 20% reduction in the amount of the cash board retainers payable during the second quarter of 2020 to each non-employee director of the Company.

Item 7.01.	Regulation FD Disclosure.

On May 7, 2020, the Company made available on the investor relations section of its website its First Quarter 2020 Earnings Presentation (the “Presentation”). A copy of the Presentation is furnished herewith as Exhibit 99.2 and incorporated in this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Earnings Release issued by Laureate Education, Inc. on May 7, 2020.
99.2	First Quarter 2020 Earnings Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information contained in Item 2.02, including Exhibit 99.1 hereto, and Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Jean-Jacques Charhon
Name:	Jean-Jacques Charhon
Title:	Executive Vice President and Chief Financial Officer

Date: May 7, 2020

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